UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

 Value Line Strategic Asset Management Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/09 is included with this Form.

■	Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager (right)
Jeffrey D. Geffen,
Director of Fixed
Income (left)

Objective:
High total investment return consistent with reasonable risk

Inception Date:
October 1, 1987

Net Assets at December 31, 2009:
$362,955,020

Portfolio Composition at December 31, 2009:
(Percentage of Total Net Assets)

An Update from Trust Management (Unaudited)

We are pleased to report that the Value Line Strategic Asset Management Trust (the “Trust”) earned a total return of 21.16% for the year ending December 31, 2009. That compared with a total return of 26.46% for the S&P 500 Stock Index and a total return of 4.52% for the Barclays Capital US Government/Credit Bond Index.

In allocating assets, we are guided by Value Line’s proprietary stock market and bond market models, which incorporate a number of economic and financial variables. As the market rallied in 2009, we gradually reduced the Trust’s allocation to stocks from about 75% at the beginning of the year to about 60% at year end. Most of the proceeds were invested in cash equivalents, while the assets allocated to bonds rose from 17% of the portfolio to 20%.

In selecting stocks, we rely on the Value Line Timeliness Ranking and Performance Ranking Systems. These proprietary systems favor companies with strong relative earnings momentum and strong relative stock price momentum. The stock portion of the Trust is well-diversified, with the approximately 160 holdings representing all economic sectors and company sizes.

As for the bond portion of the Trust, we stay as always, with high-quality issues. Holdings are currently diversified across the investment-grade spectrum, and maturities on average are intermediate term, representing moderate interest-rate risk.

It’s noteworthy that the Trust’s average annual total return of 9.36% since inception in 1987 has been achieved while holding a significant portion of assets in bonds and cash, which has limited the risk exposure of our shareholders. Stephen E. Grant has been lead portfolio manager of the Trust since 1991.

Thank you for your continued confidence in the Trust.

Top Ten Common Stock Holdings (As of 12/31/2009) (Unaudited)

Percentage of
Company	Total Net Assets
Express Scripts, Inc.	1.24%
Intuitive Surgical, Inc.	1.17%
Range Resources Corp.	0.89%
BlackRock, Inc.	0.80%
Ecolab, Inc.	0.80%
FMC Technologies, Inc.	0.80%
ITT Corp.	0.78%
AMETEK, Inc.	0.77%
Henry Schein, Inc.	0.75%
EQT Corp.	0.75%

About information in this report:

●	It is important to consider the Trust’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Barclays Capital US Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. Index returns are provided for comparative purposes. Please note that the indices are not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Trust.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■	Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Equity Sector Weightings vs. Index (As of 12/31/2009) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2009) (Unaudited)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/01/1987
Value Line Strategic Asset Management Trust	21.16%	(0.46)%	2.83%	1.56%	9.36%
S&P 500 Index	26.46%	(5.63)%	0.42%	(0.95)%	9.38%
Barclays Capital US Government/Credit Bond Index	4.52%	5.81%	4.71%	6.34%	7.35%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Trust expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Trust will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Value Line Strategic Asset Management Trust to that of the S&P 500 Index and Barclays Capital US Government/Credit Bond Index. Index returns do not include the fees and expenses of the Trust, but do include the reinvestment of dividends.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■	Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Trust Expenses (Unaudited)

By investing in the Trust, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Trust expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2009 and held for six months ended December 31, 2009.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,137.13	$4.69	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43	0.87%

*
Expenses are equal to the Trust’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Trust’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2009

Shares		Value

Common Stocks — 60.0%
Consumer Discretionary — 7.0%
25,000	Aeropostale, Inc. *	$851,250
10,000	AutoZone, Inc. *	1,580,700
14,000	BorgWarner, Inc.	465,080
16,000	Brink’s Home Security Holdings, Inc. *	522,240
39,000	Buckle, Inc. (The)	1,141,920
54,000	Guess?, Inc.	2,284,200
87,000	Johnson Controls, Inc.	2,369,880
83,000	LKQ Corp. *	1,625,970
28,000	Marvel Entertainment, Inc. *	1,514,240
28,000	O’Reilly Automotive, Inc. *	1,067,360
28,000	Phillips-Van Heusen Corp.	1,139,040
2,000	Priceline.com, Inc. *	437,000
6,700	Strayer Education, Inc.	1,423,683
44,000	TJX Companies, Inc. (The)	1,608,200
55,000	Tupperware Brands Corp.	2,561,350
29,000	Warnaco Group, Inc. (The) *	1,223,510
38,000	WMS Industries, Inc. *	1,520,000
30,000	Wolverine World Wide, Inc.	816,600
42,000	Yum! Brands, Inc.	1,468,740
		25,620,963
Consumer Staples — 2.1%
16,900	British American Tobacco PLC ADR	1,092,754
15,000	Chattem, Inc. *	1,399,500
25,000	Church & Dwight Co., Inc.	1,511,250
56,000	Flowers Foods, Inc.	1,330,560
13,500	Green Mountain Coffee Roasters, Inc. *	1,099,845
30,000	Hormel Foods Corp.	1,153,500
		7,587,409
Energy — 2.5%
50,000	FMC Technologies, Inc. *	2,892,000
64,700	Range Resources Corp.	3,225,295
40,950	Southern Union Co.	929,565
46,000	Tenaris S.A. ADR	1,961,900
		9,008,760
Financials — 5.6%
6,000	Affiliated Managers Group, Inc. *	404,100
37,000	AFLAC, Inc.	1,711,250
4,000	Arch Capital Group Ltd. *	286,200
71,535	Banco Bilbao Vizcaya Argentaria, S.A. ADR	1,290,491
56,000	Bank of Hawaii Corp.	2,635,360
12,500	BlackRock, Inc.	2,902,500
36,000	Eaton Vance Corp.	1,094,760
15,000	Franklin Resources, Inc.	1,580,250
8,800	Goldman Sachs Group, Inc. (The)	1,485,792
3,960	Reinsurance Group of America, Inc.	188,694
36,800	Royal Bank of Canada	1,970,640
26,000	T. Rowe Price Group, Inc.	1,384,500
11,284	Toronto-Dominion Bank (The)	707,733
46,000	U.S. Bancorp	1,035,460
66,000	Wells Fargo & Co.	1,781,340
		20,459,070
Health Care — 12.3%
9,600	Alcon, Inc.	1,577,760
34,000	Alexion Pharmaceuticals, Inc. *	1,659,880
27,400	Allergan, Inc.	1,726,474
6,000	Amedisys, Inc. *	291,360

Shares		Value
13,000	Baxter International, Inc.	$762,840
12,000	Cerner Corp. *	989,280
38,000	Covance, Inc. *	2,073,660
16,000	Covidien PLC	766,240
50,000	DENTSPLY International, Inc.	1,758,500
6,000	Edwards Lifesciences Corp. *	521,100
10,000	Emergency Medical Services Corp. Class A *	541,500
52,000	Express Scripts, Inc. *	4,495,400
50,000	Gilead Sciences, Inc. *	2,164,000
52,000	Henry Schein, Inc. *	2,735,200
46,000	IDEXX Laboratories, Inc. *	2,458,240
49,000	Illumina, Inc. *	1,501,850
14,000	Intuitive Surgical, Inc. *	4,246,480
19,000	Laboratory Corporation of America Holdings *	1,421,960
13,000	Masimo Corp. *	395,460
13,000	Medco Health Solutions, Inc. *	830,830
21,000	Mettler-Toledo International, Inc. *	2,204,790
31,500	Owens & Minor, Inc.	1,352,295
9,300	Techne Corp.	637,608
28,000	Teva Pharmaceutical Industries Ltd. ADR	1,573,040
54,000	Thermo Fisher Scientific, Inc. *	2,575,260
24,200	United Therapeutics Corp. *	1,274,130
21,000	Waters Corp. *	1,301,160
17,000	West Pharmaceutical Services, Inc.	666,400
		44,502,697
Industrials — 15.3%
16,000	Acuity Brands, Inc.	570,240
15,000	Alliant Techsystems, Inc. *	1,324,050
73,500	AMETEK, Inc.	2,810,640
41,000	Barnes Group, Inc.	692,900
25,000	BE Aerospace, Inc. *	587,500
24,000	Brink’s Co. (The)	584,160
35,000	C.H. Robinson Worldwide, Inc.	2,055,550
32,000	Canadian National Railway Co.	1,739,520
34,000	CLARCOR, Inc.	1,102,960
24,400	Cooper Industries PLC Class A	1,040,416
16,000	Copart, Inc. *	586,080
52,000	Corrections Corp. of America*	1,276,600
46,600	Covanta Holding Corp. *	842,994
28,000	Curtiss-Wright Corp.	876,960
19,600	Danaher Corp.	1,473,920
54,800	EMCOR Group, Inc. *	1,474,120
23,000	Esterline Technologies Corp. *	937,710
16,000	Flowserve Corp.	1,512,480
23,000	FTI Consulting, Inc. *	1,084,680
22,000	General Dynamics Corp.	1,499,740
63,000	Geo Group, Inc. (The) *	1,378,440
52,000	Harsco Corp.	1,675,960
42,000	IDEX Corp.	1,308,300
19,000	IHS, Inc. Class A *	1,041,390
57,000	ITT Corp.	2,835,180
40,000	Kansas City Southern*	1,331,600
11,000	Kirby Corp. *	383,130
21,000	L-3 Communications Holdings, Inc.	1,825,950
34,000	Lennox International, Inc.	1,327,360
9,200	Manitowoc Company, Inc. (The)	91,724
24,000	McDermott International, Inc. *	576,240
8,000	Parker Hannifin Corp.	431,040
58,000	Quanta Services, Inc. *	1,208,720
23,500	Raytheon Co.	1,210,720

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2009

Shares		Value
Industrials — 15.3% (Continued)
63,500	Republic Services, Inc.	$1,797,685
18,000	Rockwell Collins, Inc.	996,480
29,000	Roper Industries, Inc.	1,518,730
36,000	Stericycle, Inc. *	1,986,120
17,000	Toro Co. (The)	710,770
36,000	United Technologies Corp.	2,498,760
14,000	URS Corp. *	623,280
13,600	Valmont Industries, Inc.	1,066,920
13,000	W.W. Grainger, Inc.	1,258,790
51,000	Waste Connections, Inc. *	1,700,340
24,000	Woodward Governor Co.	618,480
		55,475,329
Information Technology — 5.0%
48,000	Amphenol Corp. Class A	2,216,640
12,000	Anixter International, Inc. *	565,200
15,000	ANSYS, Inc. *	651,900
7,000	Blackboard, Inc. *	317,730
58,000	Cognizant Technology Solutions Corp. Class A *	2,627,400
24,000	CommScope, Inc. *	636,720
22,000	Concur Technologies, Inc. *	940,500
31,400	Dolby Laboratories, Inc. Class A*	1,498,722
18,800	Equinix, Inc. *	1,995,620
21,000	FactSet Research Systems, Inc.	1,383,270
8,000	Global Payments, Inc.	430,880
8,000	Informatica Corp. *	206,880
7,000	Itron, Inc. *	472,990
23,000	Nuance Communications, Inc. *	357,420
18,400	Salesforce.com, Inc. *	1,357,368
36,000	Sybase, Inc. *	1,562,400
11,000	Teradata Corp. *	345,730
10,000	VistaPrint NV *	566,600
		18,133,970
Materials — 5.9%
17,000	Air Products & Chemicals, Inc.	1,378,020
19,000	Airgas, Inc.	904,400
32,200	Albemarle Corp.	1,171,114
30,000	AptarGroup, Inc.	1,072,200
14,000	Ball Corp.	723,800
27,500	Celanese Corp. Series A	882,750
40,000	Cliffs Natural Resources, Inc.	1,843,600
29,000	Crown Holdings, Inc. *	741,820
65,000	Ecolab, Inc.	2,897,700
22,000	FMC Corp.	1,226,720
19,000	Greif, Inc. Class A	1,025,620
23,500	Lubrizol Corp. (The)	1,714,325
6,000	NewMarket Corp.	688,620
32,000	Praxair, Inc.	2,569,920
48,400	Sigma-Aldrich Corp.	2,445,652
		21,286,261
Telecommunication Services — 2.1%
46,000	American Tower Corp. Class A *	1,987,660
52,000	Crown Castle International Corp. *	2,030,080
44,000	SBA Communications Corp. Class A *	1,503,040
12,300	Telefonica S.A. ADR	1,027,296
38,000	TW Telecom, Inc. *	651,320
25,000	Vimpel-Communications ADR	464,750
		7,664,146

Shares		Value
Utilities — 2.2%
18,000	Entergy Corp.	$1,473,120
62,000	EQT Corp.	2,723,040
20,600	ITC Holdings Corp.	1,073,054
33,000	Sempra Energy	1,847,340
3,000	South Jersey Industries, Inc.	114,540
17,000	Wisconsin Energy Corp.	847,110
		8,078,204
	Total Common Stocks (1) — 60.0% (Cost $155,488,363)	217,816,809

Principal Amount		Value

U.S. Government Agency Obligations — 12.8%
$4,000,000	Federal Home Loan Banks, 1.38%, 5/16/11	4,028,188
7,000,000	Federal Home Loan Banks, 2.00%, 7/27/12	7,013,440
4,000,000	Federal Home Loan Mortgage Corp., 2.25%, 7/16/12	4,019,320
2,539,199	Federal Home Loan Mortgage Corp., 4.00%, 12/15/13	2,594,716
268,408	Federal Home Loan Mortgage Corp., 5.00%, 1/1/21	282,197
75,121	Federal Home Loan Mortgage Corp., 5.00%, 10/1/21	78,816
138,201	Federal Home Loan Mortgage Corp., 5.00%, 10/1/21	144,999
395,208	Federal Home Loan Mortgage Corp., 5.00%, 11/1/21	414,647
511,826	Federal Home Loan Mortgage Corp., 5.50%, 4/15/22	536,527
4,744,407	Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	4,908,060
2,303,126	Federal Home Loan Mortgage Corp., 5.50%, 3/15/24	2,409,015
1,933,965	Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	2,007,666
4,000,000	Federal National Mortgage Association, 2.05%, 7/30/12	4,000,892
1,807,397	Federal National Mortgage Association, 5.00%, 11/1/34	1,860,583
1,253,072	Government National Mortgage Association, 5.50%, 1/15/36	1,316,761
10,215,073	Government National Mortgage Association, 5.50%, 8/20/37	10,722,665
	Total U.S. Government Agency Obligations (2) — 12.8% (Cost $45,263,563)	46,338,492

Corporate Bonds & Notes — 3.3%
Communications — 0.6%
2,000,000	BellSouth Corp., 5.20%, 9/15/14	2,141,986
Consumer, Non-cyclical — 0.3%
1,000,000	Pfizer, Inc., Fixed, 5.35%, 3/15/15	1,092,905

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2009

Principal Amount		Value
Energy — 0.6%
$1,000,000	ConocoPhillips, Fixed, 4.60%, 1/15/15	$1,061,990
1,000,000	Halliburton Co., Fixed, 6.15%, 9/15/19	1,116,711
		2,178,701
Financial — 1.5%
1,000,000	General Electric Capital Corp., 5.20%, 2/1/11	1,043,201
6,000,000	SLM Corp., 0.33%, 4/1/14 (3)	4,475,640
		5,518,841
Industrial — 0.3%
1,000,000	Boeing Co. (The), Fixed, 3.50%, 2/15/15	1,002,812
	Total Corporate Bonds & Notes (2) — 3.3% (Cost $13,115,085)	11,935,245

U.S. Treasury Obligations — 3.4%
4,000,000	U.S. Treasury Notes, 1.13%, 6/30/11	4,016,248
3,530,940	U.S. Treasury Notes, 1.88%, 7/15/13 (4)	3,718,797
4,000,000	U.S. Treasury Notes, 6.13%, 11/15/27	4,765,000
	Total U.S. Treasury Obligations (2) — 3.4% (Cost $11,452,855)	12,500,045
	Total Investments — 79.5% (Cost $225,319,866)	$288,590,591

Short-Term Investments — 20.3%
U.S. Government Agency Obligations — 16.6%
30,000,000	Federal Home Loan Bank Discount Notes, 0.08%, 1/27/10 (5)	29,999,133
4,336,000	Federal Home Loan Mortgage Corp. Discount Notes, 0.08%, 1/26/10 (5)	4,335,849
11,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 3/10/10 (5)	10,998,130
15,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 2/16/10 (5)	14,999,042
		60,332,154
Commercial Paper — 2.8%
10,000,000	Florida Power & Light Capital, 0.09%, 1/14/10	9,999,603

Principal Amount		Value
Repurchase Agreements - 0.9%
$3,300,000	With Morgan Stanley, 0.00%, dated 12/31/09, due 01/04/10, delivery value $3,300,000 (collateralized by $3,355,000 U.S. Treasury Notes 1.1250%, due 06/30/11, with a value of $3,369,154)	$3,300,000
	Total Short-Term Investments (2) — 20.3% (Cost $73,631,757)	73,631,757
Cash And Other Assets In Excess Of Liabilities — 0.2%		732,672
Net Assets — 100.0%		$362,955,020
Net Asset Value Per Outstanding Share ($362,955,020 ÷ 23,092,540 shares outstanding)		$15.72

*	Non-income producing.

(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

(3)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)	Treasury Inflation-Protection Security (TIPS).

(5)	The rate shown on discount securities represents the yield or rate as of December 31, 2009.

ADR	American Depositary Receipt.

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investment securities, at value (Cost - $225,319,866)	$288,590,591
Short-term investments (Cost - $73,631,757)	73,631,757
Cash	306,113
Interest and dividends receivable	645,543
Receivable for securities sold	277,621
Other	116,763
Receivable for trust shares sold	8,273
Total Assets	363,576,661

LIABILITIES:
Payable for trust shares redeemed	374,406
Accrued expenses:
Advisory fee	153,710
Service and distribution plan fees	76,872
Directors’ fees and expenses	1,579
Other	15,074
Total Liabilities	621,641
Net Assets	$362,955,020

NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 23,092,540 shares)	$230,925
Additional paid-in capital	312,050,485
Undistributed net investment income	2,798,197
Accumulated net realized loss on investments and foreign currency	(15,395,491)
Net unrealized appreciation of investments and foreign currency translations	63,270,904
Net Assets	$362,955,020

Net Asset Value Per Outstanding Share ($362,955,020 ÷ 23,092,540 shares outstanding)	$15.72

Statement of Operations

For the Year Ended
December 31, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $64,271)	$3,274,579
Interest	2,536,304
Total Income	5,810,883

Expenses:
Advisory fee	1,728,121
Service and distribution plan fees	1,382,496
Auditing and legal fees	193,733
Custodian fees	62,076
Insurance	41,763
Trustees’ fees and expenses	31,154
Printing and postage	27,094
Other	56,761
Total Expenses Before Custody Credits and Fees Waived	3,523,198
Less: Service and Distribution Plan Fees Waived	(518,436)
Less: Custody Credits	(112)
Net Expenses	3,004,650
Net Investment Income	2,806,233
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS:
Net Realized Loss	(15,299,055)
Change in Net Unrealized Appreciation/(Depreciation)	78,082,054
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	62,782,999
NET INCREASE IN NET ASSETS FROM OPERATIONS	$65,589,232

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2009	2008
Operations:
Net investment income	$2,806,233	$4,055,256
Net realized gain/(loss) on investments and foreign currency	(15,299,055)	28,487,434
Change in net unrealized appreciation/(depreciation)	78,082,054	(195,355,693)
Net increase/(decrease) in net assets from operations	65,589,232	(162,813,003)
Distributions to Shareholders:
Net investment income	(3,895,465)	(7,177,264)
Net realized gain from investment transactions	(28,591,766)	(65,104,254)
Decrease in net assets from distributions to shareholders	(32,487,231)	(72,281,518)
Trust Share Transactions:
Proceeds from sale of shares	5,156,167	8,033,054
Proceeds from reinvestment of dividends and distributions to shareholders	32,487,231	72,281,518
Cost of shares redeemed	(63,676,985)	(94,466,173)
Net decrease in net assets from trust share transactions	(26,033,587)	(14,151,601)
Total Increase/(Decrease) in Net Assets	7,068,414	(249,246,122)
NET ASSETS:
Beginning of year	355,886,606	605,132,728
End of year	$362,955,020	$355,886,606
Undistributed net investment income, at end of year	$2,798,197	$3,894,354

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$14.36	$23.67	$23.16	$22.22	$20.46
Income from investment operations:
Net investment income	0.14	0.20	0.28	0.24	0.20
Net gains or (losses) on securities (both realized and unrealized)	2.67	(6.44)	3.22	1.23	1.65
Total from investment operations	2.81	(6.24)	3.50	1.47	1.85
Less distributions:
Dividends from net investment income	(0.17)	(0.30)	(0.24)	(0.21)	(0.09)
Distributions from net realized gains	(1.28)	(2.77)	(2.75)	(0.32)	—
Total distributions	(1.45)	(3.07)	(2.99)	(0.53)	(0.09)
Net asset value, end of year	$15.72	$14.36	$23.67	$23.16	$22.22
Total return*	21.16%	(29.39)%	15.28%	6.85%	9.08%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$362,955	$355,887	$605,133	$628,674	$711,012
Ratio of expenses to average net assets(1)	1.02%	1.00%	0.95%	0.97%	0.95%
Ratio of expenses to average net assets(2)	0.87%	0.84%	0.78%	0.88%	0.95%
Ratio of net investment income to average net assets	0.81%	0.82%	1.06%	0.87%	0.84%
Portfolio turnover rate	16%	24%	26%	26%	33%

*
Total returns do not reflect the effects of charges deducted under the terms of the Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor, would have been 0.99% for the year ended December 31, 2008 and would not have changed for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See notes to financial statements.

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2009

1.	Significant Accounting Policies

          Value Line Strategic Asset Management Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management, LLC (the “Adviser”), deems appropriate.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation

          Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices.

          The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

          Short-term investments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

          Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Trustees may determine in good faith. In addition, the Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements

          In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

          In 2009, the Trust adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Trust’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$217,816,809	$0	$0	$217,816,809
U.S. Government Agency Obligations	0	46,338,492	0	46,338,492
Corporate Bonds & Notes	0	11,935,245	0	11,935,245
U.S. Treasury Obligations	0	12,500,045	0	12,500,045
Short Term Investments	0	73,631,757	0	73,631,757
Total Investments in Securities	$217,816,809	$144,405,539	$0	$362,222,348

For the year ended December 31, 2009, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

          In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes

          It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Dividends and Distributions

          It is the Trust’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(F) Securities Transactions and Income

          Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Trust may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(G) Foreign Currency Translation

          The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/ (depreciation) on investments.

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2009

(H) Representations and Indemnifications

          In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts

          The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes

          The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Other

          On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI” or the “Distributor”), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) including the Trust, from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.  VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Trusts’ distributor, to perform their respective contracts with the Funds.

(L) Subsequent Events

          Management has evaluated all subsequent transactions and events after the balance sheet date through February 17, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Trust Share Transactions, Dividends and Distributions

          Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	349,574	405,801
Shares issued in reinvestment of dividends and distributions	2,392,285	3,859,131
Shares redeemed	(4,429,685)	(5,050,861)
Net decrease	(1,687,826)	(785,929)
Dividends per share from net investment income	$0.1738	$0.305
Distribution per share from net realized gains	$1.2759	$2.766

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2009

3.	Purchases and Sales of Securities

          Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2009
PURCHASES:
U.S. Treasury & Government Agency Obligations	$30,639,128
Other Investment Securities	17,636,075
Total Purchases	$48,275,203

SALES:
U.S. Treasury & Government Agency Obligations	$23,171,077
Other Investment Securities	131,461,098
Total Sales	$154,632,175

4.	Income Taxes

          At December 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$298,951,629
Gross tax unrealized appreciation	$69,625,156
Gross tax unrealized depreciation	(6,354,437)
Net tax unrealized appreciation on investments	$63,270,719
Undistributed ordinary income	$2,798,643
Undistributed long-term gains	$-

Capital loss carryforward, expires December 31, 2017	$(15,395,485)

          During the year ended December 31, 2009, as permitted under federal income tax regulations, the Trust elected to defer $447 of post-October net currency losses to the next taxable year.

          The differences between book basis and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales.

          The tax composition of distributions to shareholders for the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Ordinary income	$3,905,547	$6,810,672
Long-term capital gain	28,581,684	65,470,846
	$32,487,231	$72,281,518

          Permanent book/tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased undistributed net investment income by approximately $6,925, and decreased accumulated realized loss by approximately $6,925. Net assets are not affected by these reclassifications. These reclasses are primarily due to differing treatments of dividends and foreign currency translation.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

          An advisory fee of $1,728,121 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended December 31, 2009. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board of Trustees, to act as officers and employees of the Trust and pays their salaries. Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

          The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”), in advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2009, fees amounting to $1,382,496, before fee waivers, were accrued under the Plan. Effective May 23, 2006, the Distributor voluntarily waived 0.15% of the 12b-1 fee. Effective May 1, 2007, 2008 and 2009, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2009, the fees waived amounted to $518,436. The Distributor has no right to recoup previously waived amounts.

          For the year ended December 31, 2009, the Trust’s expenses were reduced by $112 under a custody credit arrangement with the custodian.

          Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a Trustee of the Trust.

■	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Trust”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 17, 2010

■	Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 64.44% of the ordinary income distribution paid during the calendar year 2009, qualify for the corporate dividends received deductions.

During the calendar year 2009, 86.34% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2009, the Trust distributed $28,581,684 of long-term capital gain to its shareholders.

■	Value Line Strategic Asset Management Trust

Form N-Q

          The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

          A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■	Value Line Strategic Asset Management Trust

Management Information

          The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee

Interested Trustee*

Thomas T. Sarkany DOB: June 1946	Trustee	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, Inc. since November 2009.	None

Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Trustee (Lead Independent Trustee since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Trustee	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Trustee	Since 1983	Chairman, Institute for Political Economy.	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Trustee	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004.	None

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Trustee	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None

■	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers

Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

          The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer of Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 - $82,864

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 -$51,689

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 -$2,050

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 26, 2010